UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 10/7/11

STAR SCIENTIFIC, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-15324	52-1402131
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4470 Cox Road Glen Allen, Virginia	23060
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 527-1970

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements

On October 7, 2011, in connection with the preparations for the annual meeting of the stockholders (the “Annual Meeting”) of Star Scientific, Inc. (the “Company”), Richard L. Sharp, an independent member of the Company’s Board of Directors (the “Board”), announced his intention to not stand for reelection at the Company’s Annual Meeting for personal reasons and retire from the Board effective the date of the Annual Meeting. Mr. Sharp will continue to serve as a member of the Board through the date of the Annual Meeting. Further, Mr. Sharp stated that he remains enthusiastic about the Company’s Anatabloc™ product and, accordingly, has indicated a desire to continue his involvement with the Company through a consultancy arrangement pursuant to which he will advise and assist the Company and its subsidiary, Rock Creek Pharmaceuticals, Inc. (“Rock Creek”), in the marketing and distribution of Anatabloc™ and other potential nutraceutical products developed by Rock Creek, and as an investor through a purchase of the Company’s securities during its next trading window.

At the time of his announcement, Mr. Sharp did not serve on any committees of the Board. In announcing his intention to retire from the Board, Mr. Sharp noted that his decision not to stand for reelection was for personal reasons and not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

The Company intends to hold its Annual Meeting on December 16, 2011 in Washington, DC.

Forward-Looking Statements

The discussion in this Current Report includes forward-looking statements within the meaning of federal securities regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to the risks and uncertainties associated with the Company’s business described in its filings with the U.S. Securities and Exchange Commission. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information is as of the date of this filing and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in expectations.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAR SCIENTIFIC, INC.
Date: October 14, 2011	By:	/s/ Paul L. Perito
Paul L. Perito
Chairman of the Board, President and Chief Operating Officer